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                                 EXHIBIT 99.2


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, Lynn Atchison, Senior Vice President and Chief Financial Officer of Hoover's, Inc. (the "Company"), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my the best of my knowledge:

             1. The Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

             2. The information contained in the aforementioned Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.





/s/ Lynn Atchison
-------------------------------
Senior Vice President and Chief Financial Officer

August 14, 2002